         Morgan Stanley Select Dimensions Investment Series Flexible Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                 L.P.

Center  2/1/0    -     $99.53 $150,00  20,000.00    0.01%  0.04% Banc    Banc
 point    7                    0,000                              of      of
Energy                                                          Americ  Americ
Resour                                                            a        a
  ces                                                           Securi
 6.250                                                           ties
  due                                                            LLC,
2/1/20                                                          Deutsc
  37                                                              he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y

 03/20    -                                               Morgan
         /07                                                    Stanley,
                                                                  ABN
                                                                 AMIRO
Hospir                                                          Incorpor
a Inc.                                                           ated,
 5.83%                 $100.0 $375,00  110,00    0.03%  0.20%   Citigrou  Citigr
  due                    0    0,000.0   0.00                    p, Banc    oup
3/30/2                           0                                 of
  010                                                           America
                                                                Securiti
                                                                es LLC,
                                                                Wachovia
                                                                Capital
                                                                Markets,
                                                                  LLC

         Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
         05/03    -                                               RBS
         /07                                                   Greenwich
                                                               Capital,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
                                                                Europe,
                                                               Mitsubish
Capmark                                                          i UFJ
Financi                 $99.84 $500,00   25,00   0.05%  0.01  Securitie  Citigr
   al                          0,000.0     0              %       s,       oup
 Group                            0                            Wachovia
 6.30%                                                         Securitie
  due                                                           s, West
5/10/20                                                         LB AG,
   17                                                           Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

        Morgan
        05/03    -                                              Stanle
        /07                                                       y,
                                                                Citi,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Deutsc
Capmar                                                            he
   k                                                             Bank
Financ                                                          Securi
  ial                  $99.96 $1,200,  60,00    0.01%  0.11%    ties,   Citigr
 Group                        000,000     0.00                 JPMorg    oup
5.875%                          ,00                             an RBS
  due                                                           Greenw
5/10/2                                                           ich
  012                                                           Capita
                                                                  l,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 West
                                                                LB AG,
                                                                 Bank
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Natixi
                                                                s, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Shinse
                                                                  i
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d